July 2015 Cheniere Energy, Inc.

Forward Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:  statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders or Cheniere Energy Partners LP Holdings, LLC to pay dividends to its shareholders;  statements regarding Cheniere Energy Inc.’s, Cheniere Energy Partners LP Holdings, LLC’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries;  statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions thereof, by certain dates or at all;  statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects by certain dates or at all;  statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products;  statements regarding any financing transactions or arrangements, or ability to enter into such transactions;  statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”), or modifications to the Creole Trail Pipeline, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto;  statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacities that are, or may become, subject to contracts;  statements regarding counterparties to our commercial contracts, construction contracts and other contracts;  statements regarding our planned development and construction of additional Trains, including the financing of such Trains;  statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities;  statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues and capital expenditures and EBITDA, any or all of which are subject to change;  statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items;  statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions;  statements regarding our anticipated LNG and natural gas marketing activities; and  any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” “target,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Cheniere Energy Partners LP Holdings, LLC Annual Reports on Form 10-K filed with the SEC on February 20, 2015, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required under the securities laws, we undertake no obligation to publicly update or revise any forward-looking statements. 2

Executing on Strategy 2025 Forecast for CEI Flexible, Scalable, industry- leading platform $50B+ ~60 mtpa LNG by 2025 One of the largest natural gas buyers in the U.S. >8 Bcf/d Supporting over 200,000 indirect jobs ~1,000 permanent jobs created One of the largest exporters of LNG on a global basis ~14% of the total LNG market in U.S. infrastructure Significant investment in U.S. infrastructure 3

Cheniere's Key Businesses

LNG PLATFORM

- Four planned LNG terminals to be located along Gulf of Mexico
- ~60 mtpa planned
- Scalable platform
- Underpinned by long-term contracts, competitive capital costs

GAS PROCUREMENT

- Providing feedstock for LNG production
- Redundant pipeline capacity ensures reliable gas deliverability
- Upstream pipeline capacity provides access to diverse supply sources

CHENIERE MARKETING

- LNG sales, FOB or DES, provided to customers on a short, mid, and long-term basis
- ~9 mtpa LNG volumes expected from SPL T1-6 and CCL T1-3
- 3 chartered LNG vessels to date

FUTURE DEVELOPMENTS

- Developing/ investing in infrastructure to facilitate hydrocarbon revolution in Texas and beyond
- Optimize value of LNG platform
- Identify opportunities in related markets

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Cheniere LNG Platform Sabine Pass Liquefaction TX LA Creole Trail PL Sabine Pass Liquefaction • 6 train development – 27 mtpa (~3.8 Bcf/d in export capacity) • Trains 1-5 are under construction; First LNG expected in late 2015 • Train 6 under development, FID expected 2015 Corpus Christi Liquefaction 5 Corpus Christi Liquefaction • 5 train development – 22.5 mtpa (~3.2 Bcf/d in export capacity) • Trains 1-2 are under construction; First LNG expected 2018 • Train 3 under development; FID expected 2015 • Trains 4-5 under development; Permitting process initiated June 2015 Live Oak LNG Live Oak LNG • 2 train development – 5.2 mtpa • (~0.7Bcf/d) • First LNG targeted in late 2021 Louisiana LNG • 2 train development – 5.2 mtpa • (~0.7Bcf/d) • First LNG targeted in late 2021 Louisiana LNG Under Construction Proposed

Aerial View of SPL Construction – June 2015 Train 1 Train 3 Train 4 Propane Condenser Area T2 Ethylene Cold Box T2 Methane Cold Box Train 2 Air Coolers T1 Methane Cold Box T1 Ethylene Cold Box T3 Methane Cold Box T3 Ethylene Cold Box

Cheniere LNG Portfolio Summary

	SPL Trains 1-6	CCL Trains 1-5	LO Trains 1-2 LLNG Trains 1-2	Total
Total Projected Portfolio	27.0 MTPA	22.5 MTPA	10.4 MTPA	59.9 MTPA
LT SPAs	21.25 MTPA (19.8 MTPA to date)	10.5 MTPA (8.4 MTPA to date)	-	31.75 MTPA (28.2 MTPA to date)
Customized Contracts/CMI	5.75 MTPA	12.0 MTPA	10.4 MTPA	28.15 MTPA

- **Cheniere expected to have 20-year LT SPAs for at least 31.75 mtpa that would generate annualized EBITDA of ~$2.2B, SPAs support financing construction**
- **For the balance of the LNG volumes, long-term contracts are no longer required, Cheniere is able to sell LNG under shorter-term contracts or on a spot basis**
- **Cheniere has more ability to tailor LNG sales to customers' needs**

EBITDA is a non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between forecasted EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

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$7.7 $9.5 $12.0 $14.0 $14.5 $13.0 $8.4 $11.5 $13.0 $16.0 $17.0 $18.5 $5 $10 $15 $20 Cheniere Gulf Coast West Africa Western Canada Northwest Australia East Africa Southeast Asia LN G p rice s ($ /M MBt u) Cheniere Offers Competitive, Low Cost Source of LNG  The U.S. is one of the lowest cost natural gas providers in the world  U.S. liquefaction project costs are also significantly lower due to less project development needed  The breakeven LNG price for Cheniere LNG export facilities is one of the lowest compared to other proposed LNG projects  Cheniere has a proven development track record, offers destination flexibility, does not require lifting and offers upstream gas procurement services 8 Estimated breakeven LNG pricing range, Delivered Ex-Ship to Asia Source: Cheniere Research, Wood Mackenzie, company filings and investor materials. Note: Breakeven prices derived assuming unlevered after-tax returns of 10% on Canadian projects and 12% on all other projects over construction plus 20 years of operation. Henry Hub at $3.00/MMBtu

Current Market Prices Profitable for Cheniere LNG Projects 9  As shown in sensitivity table above, Cheniere can profitably sell LNG into key demand centers even in periods of lower market prices  If LNG prices remain at lower levels, we would expect LNG demand to increase, thus signaling the need for more liquefaction projects Cheniere can profitably provide LNG to global buyers at attractive prices Assumes Henry Hub price of $3.00/MMBtu, shipping cost to Europe of $1.00/MMBtu and shipping cost to Asia of $2.25/MMBtu. Market price sensitivity Europe LNG sale price ($/MMBtu) $7.00 $9.00 $11.00 $13.00 Implied margin $2.50 $4.50 $6.50 $8.50 Asia LNG sale price ($/MMBtu) $9.00 $11.00 $13.00 $15.00 Implied margin $3.25 $5.25 $7.25 $9.25

Example CEI EBITDA Build Up – Europe @ $7.50 / Asia @ $8.75

SPL T1-6, CCL T1-3, CCL T4-5, Live Oak/Louisiana LNG T1-4

CEI EBITDA build up

($ in billions, except for per share amounts)	Run-rate scenarios from 2021E to 2025E		
	9 trains *(2021E)*	11 trains *(2023E)*	15 trains *(2025E)*
SPL T1-6/SPLNG via GP/IDR and CQH	$1.3	$1.3	$1.3
Management fees	$0.1	$0.1	$0.2
Mid-scale LNG	–	–	$1.2
CCL T1-3/T1-5	$2.0	$3.4	$3.4
CMI sales	–	–	–
Total	$3.5	$4.8	$6.1
Less: CEI G&A	($0.3)	($0.3)	($0.3)
CEI EBITDA	**$3.2**	**$4.6**	**$5.8**
CEI EBITDA per share	***$11***	***$16***	***$21***
Cumulative CEI EBITDA 2016 to run rate year	**$8.6**	**$16.8**	**$28.0**

- Estimates calculated assuming 31.75 MTPA at applicable SPA liquefaction fee, $3.50/MMBtu assumed for portion not yet contracted under 20-year contracts
- Assumes remaining LNG all sold to Europe for $7.50/MMBtu and Asia for $8.75/MMBtu

Note: See "Forward Looking Statements" Slide.
Cash flow build up scenario above assumes refinancing of SPL credit facility with non-amortizing project bonds and early release of SPL cash flows earmarked for construction via public CQP unit issuances.
Cash flow build up scenario above requires either incremental CEI, or project-level financing, or combination of both, to fund project build out. Assumes ~278.6 million CEI shares outstanding.
EBITDA, EBITDA per share and Cumulative EBITDA are non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. *We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between forecasted EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.*
Estimates based on assessment of current and potential future project development opportunities, which, among other things, would require acceptable commercial and financing arrangements, and may require regulatory approvals before we make final investment decisions. Actual performance may differ materially from the goals. Assumes future long term contracting of additional ~2.1 MTPA at CCL Train 3 (total of 10.5 MTPA of long term SPAs at CCL Trains 1-3), 1.5 MTPA at SPL Train 6 (total of 21.25 MTPA of long term SPAs at SPL Trains 1-6) at $3.50 per MMBtu. For illustrative purposes. CMI sales of ~150MM MMBtu sold for period between 2016-18 not included in above estimates, liquefaction margin higher than $3.50/MMBtu.
- *For 9 train build out, 8.75 MTPA available for CMI portfolio. Assumes 100% utilization of capacity available. For 11 train build out, incremental 9.0 MTPA available for CMI. Assumes 100% utilization of capacity available.*
- *With mid-scale LNG projects, incremental 10.4 MTPA available for CMI. Assumes 100% utilization of capacity available.*

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Example CEI EBITDA Build Up – Europe @ $9.50 / Asia @ $10.75

SPL T1-6, CCL T1-3, CCL T4-5, Live Oak/Louisiana LNG T1-4

CEI EBITDA build up

($ in billions, except for per share amounts)	Run-rate scenarios from 2021E to 2025E		
	9 trains *(2021E)*	11 trains *(2023E)*	15 trains *(2025E)*
SPL T1-6/SPLNG via GP/IDR and CQH	$1.3	$1.3	$1.3
Management fees	$0.1	$0.1	$0.2
Mid-scale LNG	–	–	$2.3
CCL T1-3/T1-5	$2.0	$3.4	$3.4
CMI sales	$0.9	$1.9	$1.9
Total	$4.4	$6.7	$9.0
Less: CEI G&A	($0.3)	($0.3)	($0.3)
CEI EBITDA	**$4.1**	**$6.4**	**$8.7**
CEI EBITDA per share	***$15***	***$23***	***$31***
Cumulative CEI EBITDA 2016 to run rate year	**$11.0**	**$22.4**	**$39.3**

- Estimates calculated assuming 31.75 MTPA at applicable SPA liquefaction fee, $3.50/MMBtu assumed for portion not yet contracted under 20-year contracts
- Assumes remaining LNG all sold to Europe for $9.50/MMBtu and Asia for $10.75/MMBtu

Note: See "Forward Looking Statements" Slide.
Cash flow build up scenario above assumes refinancing of SPL credit facility with non-amortizing project bonds and early release of SPL cash flows earmarked for construction via public CQP unit issuances.
Cash flow build up scenario above requires either incremental CEI, or project-level financing, or combination of both, to fund project build out. Assumes ~278.6 million CEI shares outstanding.
EBITDA, EBITDA per share and Cumulative EBITDA are non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. *We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between forecasted EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.*
Estimates based on assessment of current and potential future project development opportunities, which, among other things, would require acceptable commercial and financing arrangements, and may require regulatory approvals before we make final investment decisions. Actual performance may differ materially from the goals. Assumes future long term contracting of additional ~2.1 MTPA at CCL Train 3 (total of 10.5 MTPA of long term SPAs at CCL Trains 1-3), 1.5 MTPA at SPL Train 6 (total of 21.25 MTPA of long term SPAs at SPL Trains 1-6) at $3.50 per MMBtu. For illustrative purposes. CMI sales of ~150MM MMBtu sold for period between 2016-18 not included in above estimates, liquefaction margin higher than $3.50/MMBtu.
- *For 9 train build out, 8.75 MTPA available for CMI portfolio. Assumes 100% utilization of capacity available. For 11 train build out, incremental 9.0 MTPA available for CMI. Assumes 100% utilization of capacity available.*
- *With mid-scale LNG projects, incremental 10.4 MTPA available for CMI. Assumes 100% utilization of capacity available.*

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Example CEI EBITDA Build Up – Europe @ $11.50 / Asia @ $12.75

SPL T1-6, CCL T1-3, CCL T4-5, Live Oak/Louisiana LNG T1-4

CEI EBITDA build up

($ in billions, except for per share amounts)	Run-rate scenarios from 2021E to 2025E		
	9 trains *(2021E)*	11 trains *(2023E)*	15 trains *(2025E)*
SPL T1-6/SPLNG via GP/IDR and CQH	$1.3	$1.3	$1.3
Management fees	$0.1	$0.1	$0.2
Mid-scale LNG	–	–	$3.4
CCL T1-3/T1-5	$2.0	$3.4	$3.4
CMI sales	$1.8	$3.7	$3.7
Total	$5.3	$8.6	$11.9
Less: CEI G&A	($0.3)	($0.3)	($0.3)
CEI EBITDA	**$5.0**	**$8.3**	**$11.6**
CEI EBITDA per share	***$18***	***$30***	***$42***
Cumulative CEI EBITDA 2016 to run rate year	**$13.5**	**$28.1**	**$50.5**

- Estimates calculated assuming 31.75 MTPA at applicable SPA liquefaction fee, $3.50/MMBtu assumed for portion not yet contracted under 20-year contracts
- Assumes remaining LNG all sold to Europe for $11.50/MMBtu and Asia for $12.75/MMBtu

Note: See "Forward Looking Statements" Slide.
Cash flow build up scenario above assumes refinancing of SPL credit facility with non-amortizing project bonds and early release of SPL cash flows earmarked for construction via public CQP unit issuances.
Cash flow build up scenario above requires either incremental CEI, or project-level financing, or combination of both, to fund project build out. Assumes ~278.6 million CEI shares outstanding.
EBITDA, EBITDA per share and Cumulative EBITDA are non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. *We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between forecasted EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.*
Estimates based on assessment of current and potential future project development opportunities, which, among other things, would require acceptable commercial and financing arrangements, and may require regulatory approvals before we make final investment decisions. Actual performance may differ materially from the goals. Assumes future long term contracting of additional ~2.1 MTPA at CCL Train 3 (total of 10.5 MTPA of long term SPAs at CCL Trains 1-3), 1.5 MTPA at SPL Train 6 (total of 21.25 MTPA of long term SPAs at SPL Trains 1-6) at $3.50 per MMBtu. For illustrative purposes. CMI sales of ~150MM MMBtu sold for period between 2016-18 not included in above estimates, liquefaction margin higher than $3.50/MMBtu.
- *For 9 train build out, 8.75 MTPA available for CMI portfolio. Assumes 100% utilization of capacity available. For 11 train build out, incremental 9.0 MTPA available for CMI. Assumes 100% utilization of capacity available.*
- *With mid-scale LNG projects, incremental 10.4 MTPA available for CMI. Assumes 100% utilization of capacity available.*

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Gas Procurement
Sabine Pass Terminal

- **Securing feedstock for LNG production with balanced portfolio approach**
  - To date, have entered into term gas supply contracts with producers under 1-7 year contracts
  - Supply contracts cover ~50% of the required daily load for Trains 1-4 at Sabine Pass
  - Pricing averages HH - $0.10 discount



SPL contracting direct pipeline transport capacity
Creole Trail P/L: 1.5 Bcf/d ✓
Natural Gas P/L: 0.5 Bcf/d ✓
Transco P/L: 1.2 Bcf/d ✓
Kinder Morgan LA P/L: expect over 1 Bcf/d
SPL contracting pipeline capacity upstream of the facility
Contracting with producers and marketers for natural gas
Marcellus / Utica
Woodford
Fayetteville
Granite Wash
Permian Basin
Barnett
Haynesville
Eagle Ford
Sabine Pass
Shale Plays
Basins
Transco
Tetco
ANR
Trunkline
NGPL
Tennessee Gas
Columbia Gulf
Rockies Express
Texas Gas

- **Redundant pipeline capacity helps ensure reliable gas deliverability**
  - To date, we have secured firm pipeline transportation capacity of approximately ~4.2 Bcf/d of deliverability into Sabine Pass, or ~160% of the total load for Trains 1-4
- **Upstream pipeline capacity provides access to diverse supply sources**
  - High degree of visibility into our ability to consistently deliver gas to Sabine Pass on a variable basis at Henry Hub flat

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Shale Plays Basins Source: Lippman Consulting, Baker Hughes and Bentek, as of January 2014 NGPL Tennessee Gas HPL KM Tejas Oasis Enterprise Permian Basin Barnett Granite Wash Eagle Ford Haynesville Marcellus / Utica Corpus Christi Woodford Gas Procurement Corpus Christi Terminal CCL contracting long-term direct and upstream pipeline transport capacity • Tennessee P/L: 0.3 Bcf/d  • KM Tejas P/L: 0.25 Bcf/d  CCL purchasing natural gas from producers and marketers 14

Cheniere Marketing  Scale up for > 10 mtpa including LNG purchases from Cheniere terminals and other places  Buyers & sellers of LNG cargoes  SPAs with SPL and CCL for all LNG volumes not sold to 3rd parties  Chartered 3 LNG vessels for deliveries in 2015 and 2016  Developing complementary, high-value markets through small-scale asset investments  Professional staff based in London, Houston, Santiago, and Singapore  ~150 million MMBtu sold to date primarily based on 1–2 year terms at price of HH + fixed fee Cheniere platform for LNG sales - short, mid, long-term sales, FOB or DES basis Singapore Houston, TX Santiago, Chile London, U.K. Chartered 3 LNG Vessels SPA with SPL SPAs with CCL Deliveries in 2015 & 2016 First LNG for SPL Expected 2015 First LNG Expected 2018 15

Future Developments Horizontal / Vertical Integration Total focus on cash flow per share as guiding metric for future investments Announced brownfield expansion at Corpus Christi and mid-scale LNG investment Significant Cash Flow expected starting in 2016 Cheniere core competencies, scale, and first-mover advantage provide industry-leading platform for further asset integration Developing additional assets for other hydrocarbon export opportunities 16

Appendix

Investing in Cheniere – Summary Organization


Cheniere Energy, Inc.
(NYSE MKT: LNG)
80.1% Interest
100% Interest
100% Interest
100% Interest
Public 19.9%
Cheniere Energy Partners LP Holdings, LLC
(NYSE MKT: CQH)
Cheniere Energy Partners GP, LLC
Cheniere Marketing, LLC
("CMI")
Corpus Christi Liquefaction, LLC
("CCL")
▪ Int'l LNG marketing
▪ SPAs with SPL and CCL
▪ Three 5-year LNG vessel charters
▪ Liquefaction facilities
▪ 9 mtpa under construction
▪ 13.5 mtpa under development
55.9% Interest (1)
2.0% Interest & Incentive Dist. Rights
Cheniere Energy Partners, L.P.
(NYSE MKT: CQP)
▪ Blackstone (BX) 29.0% (1)
▪ Public 13.1% (1)
100% Interest
Sabine Pass LNG, L.P.
("SPLNG")
Sabine Pass Liquefaction, LLC
("SPL")
Cheniere Creole Trail Pipeline, L.P.
("CTPL")
▪ Regasification facilities
▪ 4.0 Bcf/d of capacity
▪ 17.0 Bcf of storage
▪ 2 berths
▪ Liquefaction facilities
▪ 22.5 mtpa under construction
▪ 4.5 mtpa under development
▪ 1.5 Bcf/d capacity for SPL
▪ Provides gas supply for SPL

(1) Current ownership interest. As Class B units accrete Blackstone will increase its ownership percentage, and the public and CQH will have reduced ownership percentages.

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Cheniere's Debt Summary

As of July 2015

($ in millions)

Cheniere Energy, Inc. (NYSE MKT: LNG)

- Convertible Debt
  - $1,000 PIK Convertible Notes due 2021 (4.875%)
  - $625 Convertible Notes due 2045 (4.250%)

Cheniere Energy Partners LP Holdings, LLC (NYSE MKT: CQH)

CQP GP (& IDRs)

Cheniere Marketing, LLC (CMI)

Cheniere CCH Holdco II, LLC

- Trains 1-2 Equity
  - $1,000 Senior Secured Convertible Notes due 2025

Cheniere Energy Partners, L.P. (NYSE MKT: CQP)

Cheniere Corpus Christi Holdings, LLC (CCH)

- Trains 1-2 Debt
  - ~$8,400 Credit Facilities due 2022[2]

Sabine Pass LNG, L.P. (SPLNG)

- Sr Secured Notes
  - $1,666 due 2016 (7.50%)
  - $420 due 2020 (6.50%)
- Total TUA (1 Bcf/d)
- Chevron TUA (1 Bcf/d)
- SPL TUA (2 Bcf/d)

Creole Trail Pipeline (CTPL)

- $400 Term Loan due 2017 (L+325)
- SPL Firm Transport (1.5 Bcf/d)

Sabine Pass Liquefaction, LLC (SPL)

- Trains 1-5 Debt
  - $4,600 Credit Facilities due 2020[1]
  - $2,000 Notes due 2021 (5.625%)
  - $1,000 Notes due 2022 (6.250%)
  - $1,500 Notes due 2023 (5.625%)
  - $2,000 Notes due 2024 (5.750%)
  - $2,000 Notes due 2025 (5.625%)
- BG SPA (286.5 Tbtu / yr)
- Gas Natural SPA (182.5 Tbtu / yr)
- KOGAS SPA (182.5 Tbtu / yr)
- GAIL (182.5 Tbtu / yr)
- Total (104.8 Tbtu / yr)
- Centrica (91.3 Tbtu / yr)
- CMI SPA

Corpus Christi Liquefaction, LLC (CCL)

- Pertamina SPA (79.4 Tbtu / yr)
- Endesa SPA (117.3 Tbtu / yr)
- Iberdrola SPA (39.7 Tbtu / yr)
- Gas Natural (78.2 Tbtu / yr)
- Woodside (44.1 Tbtu / yr)
- EDF (40.0 Tbtu / yr)
- EDP (40.0 Tbtu / yr)
- CMI SPA

(1) Includes $2,850 million term loan facility, $1,150 million Republic of Korea ("ROK") covered facility and $600 million ROK direct facility. Interest on the term loan facility is L+175 bps during construction and operation. Under the ROK credit facilities, interest includes L+175 on the direct portion and L+130 on the covered portion during construction and operation. In addition, SPL will pay 45 bps for insurance/guarantee premiums on any drawn amounts under the covered tranches. These Credit Facilities mature on the earlier of December 31, 2020 or the second anniversary of Train 5 completion date.

Note: CCH and CCH HoldCo entity detail not fully shown in diagram.

(2) Interest on the term loan facility is L+225 bps during construction and L + 250 bps during operation. This credit facility matures on the earlier of May 13, 2022 or the second anniversary of project completion date .

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Conversion of Class B and Subordinated Units  Mandatory conversion: within 90 days of the substantial completion of Train 3  Optional conversion by a Class B unitholder may occur at any of the following times: • After 83 months from issuance of EPC notice to proceed • Prior to the record date for a quarter in which sufficient cash from operating surplus is generated to distribute $0.425 to all outstanding common units and the common units to be issued upon conversion • Thirty (30) days prior to the mandatory conversion date • Within a 30-day period prior to a significant event or a dissolution  Subordinated units will convert into common units on a one-for-one basis, provided that there are no cumulative common unit arrearages, and either of the below distribution hurdles is met: • For three consecutive, non-overlapping four-quarter periods, the distribution paid from “Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.425 per quarter • For four consecutive quarters, the distribution paid from “Contracted Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.638 per quarter Class B Units: Subordinated Units: (1) As defined in CQP’s partnership agreement. (2) Includes all outstanding common units (assuming conversion of all Class B units), subordinated units and any other outstanding units that are senior or equal in right of distribution to the subordinated units. 20

Estimated CQP Distributable Cash Flow Build Up



CQP distributable cash flow per unit
($ per unit)
$4.00
$3.00
$2.00
$1.00
-
$3.15
$2.95
$3.60
$3.30
$4.05
$3.65
Range
SPL T1-4
SPL T1-5
SPL T1-6

Cumulative build up

Number of SPL trains	4 trains	5 trains	6 trains
Nameplate capacity	18.0 MTPA	22.5 MTPA	27.0 MTPA
Long term SPA volumes	16.0 MTPA	19.75 MTPA	21.25 MTPA
CMI portfolio volumes	2.0 MTPA	2.75 MTPA	5.75 MTPA
CMI / SPL SPA payment		$3.00 per MMBtu	

Note: Distributable cash flow ("DCF") is a non-GAAP measure. We have not made any forecast of net income, which would be the most directly comparable financial measure under generally accepted accounting principles, or GAAP, and we are unable to reconcile differences between forecasts of DCF and net income. DCF has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.
For SPL Train 5, 3.75 MTPA sold under 20-year "take-or-pay" style SPAs and assumes CMI sales of 0.75 MTPA.
For SPL Train 6, assumes 1.5 MTPA sold under 20-year "take-or-pay" style SPAs and CMI sales of 3.0 MTPA.
Distributable cash flow per unit rounded to nearest five cents.

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Sabine Pass Liquefaction — Brownfield LNG Export Project

Utilizes Existing Assets, Trains 1-5 Under Construction


Existing operational facility
Permitted Trains 1 – 4
Trains 5 & 6
Artist's rendition

Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips' Optimized Cascade® Process

Current Facility

- ~1,000 acres in Cameron Parish, LA
- 40 ft. ship channel 3.7 miles from coast
- 2 berths; 4 dedicated tugs
- 5 LNG storage tanks (~17 Bcfe of storage)
- 5.3 Bcf/d of pipeline interconnection

Liquefaction Trains 1 – 5: Fully Contracted

- Lump Sum Turnkey EPC contracts w/ Bechtel
- T1 & T2 EPC contract price ~$4.1B
  - *Overall project ~91% complete (as of May 2015)*
  - Operations estimated late 2015/2016
- T3 & T4 EPC contract price ~$3.8B
  - *Overall project ~68% complete (as of May 2015)*
  - Operations estimated 2016/2017
- T5 EPC contract price ~$3.0B
  - *Construction commenced June 2015*

Liquefaction Train 6

- FID upon obtaining commercial contracts and financing

Significant infrastructure in place including storage, marine and pipeline interconnection facilities; pipeline quality natural gas to be sourced from U.S. pipeline network

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SPL Construction Completion Schedules Trains 1 – 4 Stage 1 (Trains 1&2) overall project progress as of May 2015 is 90.8% complete vs. Target Plan of 92.6%:  Engineering, Procurement, Subcontracts and Construction are 100%, 100%, 71.2% and 81.9% complete against Target Plan of 99.6%, 100%, 76.8% and 85.6% respectively  Bechtel Delivered the Train 1 Commissioning and Start-up Plan in Feb, projecting Fuel Gas introduction in Aug, Feed Gas introduction in Sep, and Ready for Start-up in Oct; all in support of the current First LNG Target by year-end 2015, and Target Substantial Completion mid-Feb 2016 Stage 2 (Trains 3&4) overall project progress as of May 2015 is 67.7% complete vs. Target Plan of 70.1%:  Engineering, Procurement, Subcontracts and Construction are 99.8%, 95.7%, 44.1% and 29.2% complete against Target Plan of 97.8%, 94.1%, 47.4% and 37.8% respectively BG DFCD GN DFCD KOGAS DFCD GAIL DFCD Record First LNG – Egyptian LNG T1 First LNG Train 1 Train 2 Train 3 Train 4 Feb 2016 April 2017 Jun 2017 Mar 2018 June 2016 Sept 2017 23

LNG Sale and Purchase Agreements (SPAs)
Sabine Pass Liquefaction

~20 mtpa "take-or-pay" style commercial agreements
~$2.9B annual fixed fee revenue for 20 years

	BG GROUP BG Gulf Coast LNG	gasNatural fenosa Gas Natural Fenosa	KOGAS Korea Gas Corporation	GAIL GAIL (India) Limited	TOTAL Total Gas & Power N.A.	centrica Centrica plc
Annual Contract Quantity (MMBtu)	286,500,000 (1)	182,500,000	182,500,000	182,500,000	104,750,000 (1)	91,250,000
Annual Fixed Fees (2)	~$723 MM (3)	~$454 MM	~$548 MM	~$548 MM	~$314 MM	~$274 MM
Fixed Fees $/MMBtu (2)	$2.25 - $3.00	$2.49	$3.00	$3.00	$3.00	$3.00
LNG Cost	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH
Term of Contract (4)	20 years	20 years	20 years	20 years	20 years	20 years
Guarantor	BG Energy Holdings Ltd.	Gas Natural SDG S.A.	N/A	N/A	Total S.A.	N/A
Corporate / Guarantor Credit Rating (5)	A-/A2/A-	BBB/Baa2/BBB+	A+/Aa3/AA-	NR/Baa2/BBB-	AA-/Aa1/AA-	A-/Baa1/A-
Fee During Force Majeure	Up to 24 months	Up to 24 months	N/A	N/A	N/A	N/A
Contract Start	Train 1 + additional volumes with Trains 2,3,4	Train 2	Train 3	Train 4	Train 5	Train 5

(1) BG has agreed to purchase 182,500,000 MMBtu, 36,500,000 MMBtu, 34,000,000 MMBtu and 33,500,000 MMBtu of LNG volumes annually upon the commencement of operations of Trains 1, 2, 3 and 4, respectively. Total has agreed to purchase 91,250,000 MMBtu of LNG volumes annually plus 13,400,000 MMBtu of seasonal LNG volumes upon the commencement of Train 5 operations.
(2) A portion of the fee is subject to inflation, approximately 15% for BG Group, 13.6% for Gas Natural Fenosa, 15% for KOGAS and GAIL (India) Ltd and 11.5% for Total and Centrica.
(3) Following commercial in service date of Train 4. BG will provide annual fixed fees of approximately $520 million during Trains 1-2 operations and an additional $203 million once Trains 3-4 are operational.
(4) SPAs have a 20 year term with the right to extend up to an additional 10 years. Gas Natural Fenosa has an extension right up to an additional 12 years in certain circumstances.
(5) Ratings are provided by S&P/Moody's/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.

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Corpus Christi Liquefaction Project



Houston
New Orleans
Corpus Christi
Gulf of Mexico
Artist's rendition

Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips' Optimized Cascade® Process

Proposed 5 Train Facility

- >1,000 acres owned and/or controlled
- 2 berths, 4 LNG storage tanks (~13.5 Bcfe of storage)

Key Project Attributes

- 45 ft. ship channel 14 miles from coast
- Protected berth
- Premier Site Conditions
- 23-mile 48" and 42" parallel pipelines will connect to several interstate and intrastate pipelines

Liquefaction Trains 1-2: Under Construction

- Lump Sum Turnkey EPC contracts w/ Bechtel
- T1 & T2 EPC contract price ~7.1B
  - Construction commenced May 2015
  - Operations estimated 2018

Liquefaction Train 3: Partially Contracted

- 0.8 mtpa contracted to date
- Targeting additional 2.1 mtpa
- Reach FID upon contracting

Liquefaction Trains 4-5: Initiated Development

- Permit process started June 2015

Commenced Construction on Trains 1-2 in May 2015

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Corpus Christi Liquefaction SPAs

SPA progress: ~8.42 mtpa “take-or-pay” style commercial agreements
~$1.5B annual fixed fee revenue for 20 years

	PERTAMINA PT Pertamina (Persero)	endesa Endesa S.A.	IBERDROLA Iberdrola S.A.	gasNatural fenosa Gas Natural Fenosa	woodside Woodside Energy Trading	eDF Électricité de France	edp EDP Energias de Portugal S.A.
Annual Contract Quantity (TBtu)	79.36	117.32	39.68	78.20	44.12	40.00	40.00
Annual Fixed Fees (1)	~$278 MM	~$411 MM	~$139 MM	~$274 MM	~$154 MM	~$140 MM	~$140 MM
Fixed Fees $/MMBtu (1)	$3.50	$3.50	$3.50	$3.50	$3.50	$3.50	$3.50
LNG Cost	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH
Term of Contract (2)	20 years	20 years	20 years	20 years	20 years	20 years	20 years
Guarantor	N/A	N/A	N/A	Gas Natural SDG, S.A.	Woodside Petroleum, LTD	N/A	N/A
Guarantor/Corporate Credit Rating (3)	BB+/Baa3/BBB-	BBB/Baa2/BBB+	BBB/Baa1/BBB+	BBB/Baa2/BBB+	BBB+/Baa1/BBB+	A+/A1/A+	BB+/Baa3/BBB-
Contract Start	Train 1 / Train2	Train 1	Train 1 / Train 2	Train 2	Train 2	Train 2	Train 3

(1) 11.5% of the fee is subject to inflation for Pertamina and Woodside; 14% for all others
(2) SPA has a 20 year term with the right to extend up to an additional 10 years.
(3) Ratings are provided by S&P/Moody’s/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.

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Corpus Christi Liquefaction Project Schedule  Current plan estimates Train 1 and Train 2 operational in 53 and 63 months from NTP • First LNG expected in late 2018 • Bechtel schedule bonus provides incentive for early delivery  NTP issued, construction commenced for Trains 1-2 in May 2015 27 Note: Based on Guaranteed Substantial and Target Completion Dates per EPC contract. 2015 2016 2017 2018 2019 2020 2021 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 Train 2 Train 1 Guaranteed Substantial Completion Target Substantial Completion Guaranteed Substantial Completion Target Substantial Completion Train 1 DFCD Train 2 DFCD Oct-19 Jun-19 Jul-20 Apr-20

Timeline & Milestones Target Date SPL Corpus Christi Milestone T1-4 T5-6 T1-3 T4-5  Initiate permitting process (FERC & DOE)      Commercial agreements  T5  T6: 2015 T1-T2  T3: 2015 2016/2017  EPC contract  T5  T6: 2015  2016/2017  Financing commitments  T5  T6: 2015 T1-T2  T3  2016/2017  Regulatory approvals    2016/2017  Issue Notice to Proceed  T5  T6: 2015 T1-T2  T3: 2015 2017  Commence operations (1) 2015-17 2018/19 2018/19 2021/22 (1) Each Train of the SPL project is expected to commence operations approximately six to nine months after the previous train. Note: See “Forward Looking Statements” slide. 28

Live Oak and Louisiana Liquefaction Projects 29 Live Oak LNG Facility Overview  350 acres on the Calcasieu Channel, just north on Calcasieu Lake  2 trains – 5.2 mtpa (2.6 mtpa each)  1 berth, 2 LNG storage tanks (~6.6 Bcfe of storage capacity) Project Update  FERC pre-filing expected in mid 2015 for ~5 mtpa  First LNG expected 2021 Louisiana LNG Facility Overview  200 acres on the Mississippi River, ~40 miles downstream from the Port of New Orleans  2 trains – 5.2 mtpa (2.6 mtpa each)  1 berth, 2 LNG storage tanks (~6.6 Bcfe of storage capacity) Project Update  Existing pre-filing for 2 mtpa; will refile for a total of ~5 mtpa in mid 2015  First LNG expected 2021 Live Oak LNG Louisiana LNG Artist’s rendition for both projects Mid-scale LNG projects Utilizing Bechtel/Chart Industries Technology

Proposed Development – Other Hydrocarbon Exports  Estimated investment opportunity up to $2B  Facilities to export up to 1 MMbpd liquid hydrocarbons  Initial development expected to be supported with 3rd party contracts  Initial investment expected up to $1B, initial commercialization ~200kbpd  In discussions with potential customers for contracting capacity  Regulatory process fairly straightforward  Estimated start of operations: 2017 30

Projected Global LNG Demand 438 mtpa by 2025 22 17 19 2015 2020 2025 2015 2020 2025 5 10 16 2015 2020 2025 2015 2020 2025 Americas Asia Middle East/N. Africa 186 270 314 30 63 89 Europe Source: Wood Mackenzie Q1 2015 LNG Tool (1) Assumes 85% utilization of nameplate capacity Demand forecasted to increase by 200 mtpa to 2025, a 5.7% CAGR average of 21 mtpa of new liquefaction capacity needed each year(1) 0 50 100 150 200 250 300 350 400 450 Steady LNG Demand Growth Projected(mtpa) 31

Applications Filed with FERC for Liquefaction Projects

Continental U.S.

LNG Export Projects	Quantity Bcf/d	FERC Pre-filing Date	FERC Application Date	FERC Scheduling Notice Issued	EIS / EA	Scheduled Date for EIS or EA	FERC Approval	DOE Non FTA Final	Under Construction
Sabine Pass Liquefaction T1-4	2.8	7/26/10	1/31/11	12/16/11	EA		4/16/12	8/7/12	✓
Cameron LNG	1.7	4/30/12	12/10/12	11/21/13	EIS	4/30/14	6/19/14	9/10/14	✓
Freeport LNG	1.4 0.4	12/23/10	8/31/12	1/6/14	EIS	6/16/14	7/30/14	11/14/14	✓
Dominion Cove Point LNG	1.0	6/1/12	4/1/13	3/12/14	EA	5/15/14	9/29/14	5/7/15	✓
Corpus Christi Liquefaction	2.1	12/13/11	8/31/12	2/12/14	EIS	10/8/14	12/30/14	5/12/15	✓
Sabine Pass Liquefaction T5-6	1.38	2/27/13	9/30/13	11/03/14	EA	12/12/14	4/6/2015	6/26/15	✓
Jordan Cove Energy	1.2/0.8	2/29/12	5/22/13	7/16/14	EIS	9/30/15			
Oregon LNG	1.25	7/3/12	6/7/13	4/17/15	EIS	2/12/16			
Lake Charles LNG	2.0	3/30/12	3/25/14	1/26/15	EIS	8/14/15			
Magnolia	1.08	3/20/13	4/30/14	4/30/15	EIS	11/16/15			
Excelerate	1.38	11/5/12	2/6/14	ON HOLD	EIS				
Southern LNG	0.5	12/5/12	3/10/14		EA				
Golden Pass	2.6	5/16/13	7/7/14	6/26/15	EA	3/4/16			
Gulf LNG	1.3	12/6/12	6/19/15		EIS				

- 6 projects have received FERC approval
- 6 projects have received final DOE approval for Non FTA

Source: Office of Fossil Energy, U.S. Department of Energy; U.S. Federal Energy Regulatory Commission; Company releases
Note: National Environmental Policy Act (NEPA) empowers FERC as the lead Federal agency to prepare an Environmental Impact Statement in cooperation with other state and federal agencies

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U.S. LNG Export Projects



Oregon LNG
Jordan Cove
Dominion Cove Point
Southern LNG
Gulf LNG
Golden Pass
Freeport LNG
Lake Charles
Cameron LNG
Corpus Christi
Sabine Pass
Under Construction
Filed FERC Application
Proposed Projects

Company	Quantity (Bcf/d)	DOE	FERC *	Contracts
Cheniere Sabine Pass T1 – T4	2.2	Fully permitted		Fully Subscribed
Freeport	1.8	Fully permitted		Fully Subscribed
Lake Charles	2.0	FTA + NonFTA	❖	Fully Subscribed
Dominion Cove Point	1.0	Fully permitted		Fully Subscribed
Cameron LNG	1.7	Fully permitted		Fully Subscribed
Jordan Cove	1.2/0.8	FTA + NonFTA	✓	
Oregon LNG	1.25	FTA + NonFTA	❖	
Cheniere Corpus Christi T1 – T3	2.1	Fully permitted		Partially Subscribed
Cheniere Sabine Pass T5 – T6	1.3	Fully permitted		T5 Subscribed
Southern LNG	0.5	FTA	❖	Fully Subscribed
Magnolia LNG	0.5	FTA	❖	Partially Subscribed
Golden Pass LNG	2	FTA	✓	Fully Subscribed
Gulf LNG	1.3	FTA	❖	

Plus other proposed LNG export projects that have not filed a FERC application. Excelerate has requested that FERC put on hold the review its application.

- Application filing = ❖
- FERC scheduling notice issued = ✓
- FERC Approved = A

Source: Office of Oil and Gas Global Security and Supply, Office of Fossil Energy, U.S. Department of Energy; U.S. Federal Energy Regulatory Commission; Company releases

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Randy Bhatia: Director, Finance and Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Katy Cox: Senior Analyst, Investor Relations – (713) 375-5079, katy.cox@cheniere.com Investor Relations Contacts